exhibit 99.2

WMALT 2005-7

Preliminary Structure – Paydown Rules (As of 08/12/05)

Group 1

1.                          Pay Class R until retired.

2.                          Pay Class 1A1 and 1A7 its priority amount until retired.

3.                          Pay Class 1A2 and 1A4 pro-rata to the 1A2 and 1A4 aggregate TAC schedule until retired.

4.                          Pay Class 1A5 and 1A6 pro-rata until retired.

5.                          Pay Class 1A2 and 1A4 pro-rata until retired.

6.                          Pay Class 1A8 until retired.

7.                          Pay Class 1A1 and 1A7 pro-rata until retired.

Collateral:    30yr Jumbo ALT-A

Size:    ~$150mm

Passthru Rate:  5.50%

Pricing Speed:  100% PPC (8 -> 20 CPR / 12 months)

NAS Bonds:   Class 1A1 and 1A7.  Locked out of scheduled and prepay for 60 months. The priority fraction is (Balance of Total NAS / Total Non-PO Balance).  This is the same NAS as WMALT 2005-1.

Super-NAS:  None.

TAC Bonds:  Class 1A2 and 1A4.  The TAC schedule was generated at 75% PPC.

Z-Bonds:    None.

AAA Support:  Yes, Class 1A7 will support Class 1A1.

Floaters:   For Class 1A2: Rate = 1_Mo_LIBOR plus 0.45, Floor = 0.45%, Hard Cap = 5.50%, Corridor Cap to 9.5%.  The initial coupon is 3.91%.  Zero day delay.

  For Class 1A5: Rate = 1_Mo_LIBOR plus 1.45, Floor = 1.45%, Hard Cap is 6.0%.  The initial coupon is 4.914%.  Zero day delay.

Inverse IO:  For Class 1A3: Rate = 5.05 minus 1_Mo_LIBOR.  Floor = 0.0%,

Cap = 5.05%.  Notional balance follows Class 1A2.  The initial coupon is 1.59%.  Zero day delay.

Inverse Floater:  For Class 1A6: Rate = 50.04999994 - (1_Mo_LIBOR * 10.99999999).  Floor = 0.0%, Cap = 50.04999994%.  The initial coupon is 11.946%.  Zero day delay.

Cap Contract:  For Class 1A2: The Cap contract was generated at 75% PPC and will extend the expected life of the bond.  The cap contract will be in effect through the January 25, 2014 pay date.  The lower strike will be 5.05% and the upper strike will be 9.05%.  The cap of the floater in any given period will be 9.50%.  The cap contract is for Class 1A2 and will not be available for Class 1A3.  The notional balance of the cap contract will never exceed the balance of Class 1A2.  The cap contract will accrue on a 30/360 basis.  The cap counterparty is Bank of America.

Init LIBOR:  3.46% for Class 1A2 and 1A3.  3.464% for Class 1A5 and 1A6.

Group 2

1.                          Pay Class 2CB1 and 2CB2 its priority amount until retired.

2.                          Pay Class 2CB3, 2CB4, and 2CB5 to the aggregate PAC schedule in the following manner:

a.                                                  Pay Class 2CB3 until retired.

b.                                                  Pay Class 2CB4 until retired.

c.                                                  Pay Class 2CB5 until retired.

3.                          Pay Class 2CB6 and 2CB7 pro-rata until retired

4.                          Pay Class 2CB3 until retired.

5.                          Pay Class 2CB4 until retired.

6.                          Pay Class 2CB5 until retired.

7.                          Pay Class 2CB1 and 2CB2 pro-rata until retired.

Collateral:    30yr Conforming ALT-A

Size:    ~$300mm

Passthru Rate:  5.50%

Pricing Speed:  100% PPC (8 -> 20 CPR / 12 months)

NAS Bonds:   Class 2CB1 and 2CB2.  Locked out of scheduled and prepay for 60 months. The priority fraction is (Balance of Total NAS / Total Non-PO Balance).  This is the same NAS as WMALT 2005-1.

Super-NAS:  None.

PAC Bonds:  Class 2CB3, 2CB4, and 2CB5.  The PAC band range is 12% to 18% CPR.

Z-Bonds:    None.

AAA Support:  Yes, Class 2CB2 will support Class 2CB1.

Floaters:   For Class 2CB6: Rate = 1_Mo_LIBOR plus 1.45, Floor = 1.45%, Hard Cap is 6.0%.  The initial coupon is 5.01%.  Zero day delay.

Inverse IO:  None.

Inverse Floater:  For Class 2CB7: Rate = 50.05 - (1_Mo_LIBOR * 11).  Floor = 0.0%, Cap = 50.05%.  The initial coupon is 10.89%.  Zero day delay.

      Cap Contract:  None.

Init LIBOR:  3.56% for Class 2CB6 and 2CB7.

Group 3

1.                     Pay 3CB until retired

Collateral:    30yr Conforming ALT-A

Size:    ~$40mm

Passthru Rate:  6.50%

Pricing Speed:  100% PPC (8 -> 20 CPR / 12 months)

      NAS Bonds:   None.

Super-NAS:  None.

Z-Bonds:    None.

AAA Support:  None.

Floaters:   None.

Inverse IO:  None.

Inverse Floater:  None.

Cap Contract:  None.

Group 4

1.                    Pay 4CB until retired

Collateral:    30yr Conforming ALT-A

Size:    ~$32mm

Passthru Rate:  7.00%

Pricing Speed:  100% PPC (8 -> 20 CPR / 12 months)

      NAS Bonds:   None.

Super-NAS:  None.

Z-Bonds:    None.

AAA Support:  None.

Floaters:   None.

Inverse IO:  None.

Inverse Floater:  None.

Cap Contract:  None.

Notes

Print Date:        8/24/2005

Closing date:        8/26/2005

Accrual date:      8/01/2005

Floater accrual date:    8/25/2005

First pay date:      9/25/2005

Clean-up call:         10%

WACIO:  1X, 2X, 3X, 4X crossed to form CX, normalized to 5.50%

WACPO:        1P, 2P, 3P, and 4P crossed to form CP.

Subordinate Classes:    Subs will be crossed to form Classes B1, B2, B3,

     B4, B5, and B6

Speeds for tables:      0%, 50%, 100%, 150%, and 200%